                                                                EXHIBIT 4.3

                                                                COMMON STOCK

INCORPORATED UNDER THE LAWS
  OF THE STATE OF FLORIDA

THIS CERTIFICATE IS TRANSFERABLE
        IN DALLAS, TEXAS
    AND NEW YORK, NEW YORK



                          WACKENHUT CORRECTIONS CORPORATION


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                         ONE CENT EACH OF THE COMMON STOCK OF



Wackenhut Corrections Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        Dated



COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR


BY



        AUTHORIZED SIGNATURE          SECRETARY                   PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

                       WACKENHUT CORRECTIONS CORPORATION

        THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO A TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                UNIF GIFT MIN ACT___Custodian___
  TEN ENT - as tenants by the entireties                        (Cust)   (Minor)
  JT TEN  - as joint tenants with rights                         under Uniform
            of survivorship and not as                           Gifts to Minors
            tenants in common                                    Act____________
                                                                      (Suite)

     Additional abbreviations may also be used thought not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________


    NOTICE:                                X__________________________________
THE SIGNATURES TO THIS ASSIGN-                       (SIGNATURE)
MENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE           X__________________________________
OF THE CERTIFICATE IN EVERY PAR-                     (SIGNATURE)
TICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATEVER.

                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED
                                IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1994, AS AMENDED.
                                ---------------------------------------------
                                SIGNATURE(S) GUARANTEED BY: